WESTMARK MORTGAGE CORPORATION

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                  AND FIRST AMENDMENT TO REVOLVING CREDIT NOTE


Household Financial Services, Inc.
Prospect Heights, Illinois 60070



 Gentlemen:

        Reference is hereby made to that certain Credit Agreement dated as of April 7, 1997 (the "Credit Agreement") between the undersigned, Westmark Mortgage Corporation, a California Corporation (the "Borrower") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

        The Borrower has requested that the Lender increase the amount of the Revolving Credit Commitment under the Credit Agreement from $5,000,000 to $7,000,000 and the Lender is willing to do so under the terms and conditions set forth in this Amendment.

 1.    AMENDMENTS.

       Upon your acceptance hereof in the space provided for that purpose below. the Credit Agreement and the Revolving Credit Note shall be and hereby are amended as follows:

        1 . Section 1.1 and Exhibit A of the Credit Agreement and the
Revolving Credit Note shall each be amended by deleting the amount "$5,000,000" appearing therein and by substituting therefor the amount "$7,000,000".

        2. Exhibit A to [he Credit Agreement and the Revolving Credit Note shall each be amended by deleting the phrase "Five Million Dollars ($5,000,000)" appearing therein and by substituting therefor the phrase "Seven Million Dollars ($7,000,000)" therefor.


2.     CONDITIONS PRECEDENT.

       The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

       (a) The Borrower and the Lender shall have executed and delivered this Amendment.

       (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

       (c) The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection



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with the execution and delivery of this Amendment to the extent the Lender or its counsel may reasonably request.


3. REPRESENTATIONS.

      In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.


4. MISCELLANEOUS

      (a) The Borrower has heretofore executed and delivered to the Lender that certain Security and Collateral Agency Agreement dated as of April 7, 1997 (the "Security Agreement") and the Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

      (b) Except as specifically amended herein, the Credit Agreement and Revolving Credit Note shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Credit Note, any reference in any of such items to the Credit Agreement or the Revolving Credit Note being sufficient to refer to the Credit Agreement or the Revolving Credit Note as amended hereby. The Borrower hereby affirms its promise to pay all principal of and interest on the Revolving Credit Note as amended hereby.

      (c) The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, Preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Lender.

      (d) This amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. this Amendment shall be governed by the internal laws of the State of Illinois.


                                      -2-



Dated as of September 20, 1997.


                                            WESTMARK MORTGAGE CORPORATION

                                            By: /s/ Payton Story, III
                                                -------------------------------
                                            Its: President



      Accepted and agreed to in Prospect Heights, Illinois as of the date and year last above written.



                                            HOUSEHOLD FINANCIAL SERVICES, INC.
                                            By: /s/ Michael M. Forester
                                                -------------------------------
                                            Its: Vice President